DREYFUS A BONDS PLUS, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on Dreyfus A Bonds Plus, Inc. for its fiscal year ended March 31, 1997. Your Fund produced a total return including bond price changes and interest income of 3.88%.* Income dividends of $.879 per share were declared to shareholders. This is equivalent to a distribution rate per share of 6.22%.**
THE ECONOMY
    With the economy in an almost ideal balance of strong growth, low unemployment and stable prices, the Federal Open Market Committee (FOMC) of the Federal Reserve Board (the "Fed") raised interest rates at the end of March for the first time in over two years. Concerned that persistently strong demand would increase the risk of a resurgence of inflation, the FOMC, which is the policy-making arm of the Fed, voted to lift the Federal Funds rate by a quarter of a percentage point to 5.5%. (The Federal Funds rate is the rate that banks charge each other for overnight loans.) The move to raise interest rates had been much discussed since early last year when the Fed first became concerned about the inflationary potential of rising wage demands resulting from the strong rate of growth in new jobs. Yet over that time, there has been little evidence of inflation despite robust job growth and an unemployment rate of less than 5.5%, a level that in the 1970s and 1980s contributed to an escalation in wages and prices. Instead, prices in virtually all sectors of the economy have remained quiescent. The Consumer Price Index has risen a modest 2.8% over the past 12 months, while increases in producer prices have been equally modest and, of late, many prices have actually fallen.
    Not surprisingly, the consumer confidence index of the Conference Board, a private research group, remains near all-time high territory. A closely followed component measures consumer sentiment about the job market. The percentage of people reporting that jobs are plentiful has recently reached an eight-year high, while the portion reporting that jobs are hard to get was the lowest ever recorded. That positive attitude regarding job security has been cited by Federal Reserve Board Chairman Greenspan as a possible harbinger of higher wage pressures, which could result in an acceleration in the rate of inflation.
    Looking at the economy more generally, factory production _ particularly the durable goods sector _ has picked up lately after slumping late last year. Also suggesting renewed vigor in the economy was the brisk pickup in retail sales from their relatively sluggish pace during the last quarter of 1996. As a corollary to the surge in retail sales, late payments on credit card debt have risen to the highest proportion of accounts since 1980, the year the American Bankers Association first monitored credit card delinquencies.
    Effective monetary policy is formulated less on how conditions are today than on how things may be in the future; hence the Fed's preemptive move to tighten without significant direct evidence that inflation is already on the rise is understandable. In recent testimony to Congress made before the Fed's decision to raise the Federal Funds rate, Fed Chairman Alan Greenspan said that the question "is not so much . . . where prices are or have been, but rather what the state of the economy will be later this year and into 1998 when any actions we may or may not have taken would become effective." We continue to remain alert to any economic developments that might indicate a further tightening by the Fed.
THE MARKET AND THE PORTFOLIO
    For the year ended March 31, 1997, the Fund's total return was 3.88% as compared to a total return for the Merrill Lynch Corporate Master Index*** of 5.11% and to the Merrill Lynch Domestic Master Index of 4.87+ during the same period. The Merrill Lynch Domestic Master Index is a broader index than the Merrill Lynch Corporate Master Index. It is more representative of the overall high-grade bond market and a more widely used benchmark. Over the course of the fiscal year, the Fund's performance diverged from that of the Merrill Lynch Corporate Master Index primarily because the Fund's portfolio duration was greater than the Index. Security and sector selection were positive influences on the Fund's performance, helping to mitigate somewhat those duration differences.

    Over the past year we have experienced several swings in intermediate-term interest rates despite relatively stable short-term interest rates. We began the Fund's fiscal year on March 31, 1996 with the ten-year Treasury bond yielding 6.33%. This rate peaked at 7.06% in June, fell to a low of 6.04% in November and subsequently rose again to 6.90%. We adjusted the portfolio's overall duration several times during the course of the year to take advantage of these rate movements that were based on the fear of the Federal Reserve raising interest rates. Now that the Fed has actually raised rates, we have positioned the Fund more defensively, with a duration shorter than the Merrill Lynch Corporate Master Index. We have also overweighted both short- and long-maturity bonds. This barbelled portfolio structure will produce better total return performance if the yield curve continues to flatten, with short rates rising more than long-term interest rates.
    We reduced the weighting in corporate bonds in the fourth quarter of 1996. We correctly anticipated that corporate spreads, having narrowed consistently throughout the year, would widen due to the onslaught of bank and insurance company issuance near year-end. This allowed us to increase our exposure to the banking sector at wider spreads to Treasuries than might otherwise have been available.
    We have also made several changes in the mortgage-backed portion of the portfolio. We reduced exposure to the agency mortgage-backed sector because the spreads have narrowed to record lows. In their place we have purchased commercial and residential mortgage-backed securities that have more stable cash flows and should benefit from improving fundamentals in the real estate markets.
    The past year has been a very dynamic year for us, requiring flexibility and resourcefulness. We remain focused on our primary objectives _to provide you with the maximum amount of current income consistent with the preservation of capital.
    Included in this report are a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,
                          [Kevin McClintock signature logo]
                              Kevin McClintock
                              Head of Taxable Fixed Income
April 17, 1997
New York, N.Y.

*    Total return includes reinvestment of dividends and any capital gains paid.
**Distribution rate per share is based upon dividends per share declared from net investment income during the period, divided by the net asset value per share at the end of the period.
***  SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH INC. _ The Merrill
Lynch Corporate Master Index is a performance benchmark for portfolios that include fixed-rate, coupon bearing investment-grade corporate securities rated BBB/Baa3 and above. The securities included in the Index have maturities greater than or equal to one year.
+    SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH INC. _ The Merrill Lynch
Domestic Master Index is an unmanaged performance benchmark for portfolios that include U.S. Government, mortgage and BBB or higher-rated corporate securities with maturities greater than or equal to one year.

DREYFUS A BONDS PLUS, INC.                                     MARCH 31, 1997
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS A BONDS PLUS, INC. WITH
THE MERRILL LYNCH DOMESTIC MASTER INDEX AND THE MERRILL LYNCH CORPORATE MASTER INDEX
[Exhibit A:
$23,500
Merrill Lynch Corporate
Master Index*
Dollars
$22,124
Merrill Lynch Domestic
Master Index*
$21,433
Dreyfus A Bonds Plus
*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.]
AVERAGE ANNUAL TOTAL RETURNS

                   One Year Ended                  Five Years Ended                  Ten Years Ended
                   March 31, 1997                   March 31, 1997                    March 31, 1997
                  ________________                 ________________                  ________________
                       3.88%                            7.69%                             7.92%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus A Bonds Plus, Inc. on 3/31/87 to a $10,000 investment made in the Merrill Lynch Domestic Master Index on that date as well as to the Merrill Lynch Corporate Master Index which are described below. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. Unlike the Fund, the Merrill Lynch Domestic Master Index is an unmanaged performance benchmark for portfolios that include U.S. Government, mortgage and BBB or higher-rated corporate securities with maturities greater than or equal to one year; corporate and Treasury securities in the Index must have par amounts outstanding greater than or equal to $25 million and generic mortgage-backed securities, $200 million per coupon. The Merrill Lynch Corporate Master Index is an unmanaged performance benchmark for portfolios that include fixed-rate, coupon bearing investment-grade corporate securities rated BBB/Baa3 and above. The securities included in this Index have maturities greater than or equal to one year and must have par amounts outstanding greater than or equal to $25 million. The Indices do not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
DREYFUS A BONDS PLUS, INC.
STATEMENT OF INVESTMENTS                                       MARCH 31, 1997

                                                                                                  Principal
Bonds and Notes_96.7%                                                                               Amount              Value
                                                                                                   _______              _______
  Asset-Backed_7.2%                  ContiMortgage Home Equity Loan Trust,
                                       Pass-Through Ctfs.,
                                       Ser. 1996-3, Cl. A7, 8.04%, 2027.....                 $   8,000,000       $    8,135,000
                                     The Money Store Trust,
                                       Asset Backed Ctfs., Ser. 1996-D:
                                         Cl. A-7, 7.11%, 2025..................                 16,000,000           15,556,800
                                         Cl. A-16, 7.11%, 2028.................                  7,640,466            7,548,542
                                     UCFC Acceptance,
                                       Home Equity Loan Pass-Through Ctfs.,
                                       Ser. 1997-A1, Cl. A-6, 7.435%, 2024..                     9,686,000            9,607,301
                                                                                                                        _______
                                                                                                                     40,847,643
                                                                                                                        _______
  Automotive_1.3%                    Chrysler,
                                       Deb., 7.45%, 2097....................                     8,000,000 (a)        7,418,080
                                                                                                                        _______
  Banking_16.2%                      BNY Capital I,
                                       Gtd. Capital Securities, Ser. B, 7.97%, 2026             11,000,000           10,646,361
                                     BankBoston Capital Trust II,
                                       Gtd. Capital Securities, 7 3/4%, 2026.                   13,000,000 (a)       12,106,250
                                     Barnett Capital II,
                                       Gtd. Capital Securities, 7.95%, 2026.                     6,000,000 (a)        5,737,500
                                     First Union Institutional:
                                       Capital I,
                                       Gtd. Capital Securities, 8.04%, 2026                     17,000,000           16,512,151
                                       Capital II,
                                       Gtd. Capital Securities, 7.85%, 2027                     10,000,000 (a)        9,475,000
                                     Fleet Capital Trust II,
                                       Gtd. Capital Securities, 7.92%, 2026.                    10,000,000            9,581,210
                                     J.P. Morgan & Co.,
                                       Floating Rate Medium-Term Notes,
                                       Ser. A, 4%, 2012.....................                    10,000,000 (b)        9,756,000
                                     State Street Institutional Capital A,
                                       Gtd. Capital Securities, Ser. A, 7.94%, 2026             20,000,000 (a)       19,034,000
                                                                                                                        _______
                                                                                                                     92,848,472
                                                                                                                        _______
  Brokerage_.9%                      Salomon,
                                       Sr. Consumer Price Index-Linked Bonds,
                                       3.65%, 2002..........................                     5,000,000 (b)        4,879,770
                                                                                                                        _______
  Chemicals_1.4%                     Eastman Chemical,
                                       Deb., 7.60%, 2027....................                     8,000,000            7,720,568
                                                                                                                        _______
  Commercial Mortgage_21.2%          Asset Securitization,
                                       Commercial Mortgage Pass-Through Ctfs.,
                                       Ser. 1996-MD VI, Cl. A7, 7.147%, 2026                    23,000,000 (c)       22,148,281
                                     Commercial Mortgage Acceptance,
                                       Commercial Mortgage Pass-Through Ctfs.,
                                       Ser. 1996-C2, Cl. C, 7.139%, 2023....                     8,619,000 (a,c)      8,392,751

DREYFUS A BONDS PLUS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 MARCH 31, 1997
                                                                                                  Principal
Bonds and Notes (continued)                                                                         Amount               Value
                                                                                                   _______              _______
  Commercial Mortgage (continued)    DLJ Mortgage Acceptance,
                                       Commercial Mortgage Pass-Through Ctfs.,
                                       Ser. 1996-CF2:
                                         Cl. A-2, 7.28%, 2021..................             $    5,000,000 (a)   $    4,878,125
                                         Cl. A-3, 7.38%, 2021..................                  3,000,000 (a)        2,926,875
                                         Cl. B-1, 7.53%, 2021..................                  4,000,000 (a)        3,890,000
                                     FDIC REMIC Trust,
                                       Commercial Mortgage Pass-Through Ctfs.,
                                       Ser.1996-C1:
                                         Cl.1-B, 7 1/8%, 2026............................        7,000,000            6,803,125
                                         Cl.1-C, 7 1/4%, 2026                                    5,000,000            4,863,281
                                         Cl.1-D, 7 1/4%, 2026............................       10,000,000            9,595,313
                                     GMAC Commercial Mortgage Securities,
                                       Mortgage Pass-Through Ctfs., Ser. 1996-C1:
                                         Cl. C, 7.43%, 2006....................                  5,000,000            4,929,687
                                         Cl. D, 7.73%, 2006....................                 11,409,000           11,282,431
                                         Cl. E, 7.86%, 2006....................                  3,105,000            2,951,691
                                     Merrill Lynch Mortgage Investors,
                                       Mortgage Pass-Through Ctfs.:
                                         Ser. 1995-C3, Cl. C, 7.368%, 2025.....                  4,980,000 (c)        4,880,400
                                         Ser. 1996-C2, Cl. C, 6.96%, 2028......                 10,000,000            9,521,875
                                     Resolution Trust,
                                       Commercial Mortgage Pass-Through Ctfs.:
                                         Ser. 1994-C2, Cl. D, 8%, 2025.........                 10,165,417           10,222,597
                                         Ser. 1995-C1, Cl. A2B, 6.55%, 2027....                    835,007              832,659
                                         Ser. 1995-C2, Cl. C, 7%, 2027.........                  6,626,365            6,375,806
                                     Structured Asset Securities,
                                       Mortgage Pass-Through Ctfs.,
                                       Ser. 1996-C3, Cl. B, 7 1/8%, 2030.....                    7,000,000 (a)        6,899,375
                                                                                                                        _______
                                                                                                                    121,394,272
                                                                                                                        _______
  Consumer/Finance_1.4%              MBNA Capital B,
                                       Gtd. Floating Rate Capital Securities,
                                       Ser. B, 6.363%, 2027.................                     8,000,000 (c)        7,930,944
                                                                                                                        _______
  Foreign_6.7%                       Bangkok Bank PLC,
                                       Sub. Notes, 8 3/8%, 2027.............                    11,000,000 (a)       10,562,937
                                     United Mexican States,
                                       Floating Rate Notes, 7 5/8%, 2001....                    18,000,000 (a,c)     18,225,000
                                     Wharf International Finance Ltd.,
                                       Gtd. Notes, Ser. A, 7 5/8%, 2007.....                    10,000,000 (a)        9,665,900
                                                                                                                        _______
                                                                                                                     38,453,837
                                                                                                                        _______

DREYFUS A BONDS PLUS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                            MARCH 31, 1997
                                                                                                  Principal
Bonds and Notes (continued)                                                                         Amount               Value
                                                                                                   _______              _______
  Industrial_1.3%                    GATX Capital,
                                       Medium-Term Notes, Ser. B, 9 1/2%, 2002               $    5,000,000       $    5,447,370
                                     Parker-Hannifin,
                                       Deb., 9 3/4%, 2021...................                      2,000,000            2,185,730
                                                                                                                        _______
                                                                                                                      7,633,100
                                                                                                                        _______
  Insurance_6.1%                     AFC Capital Trust I,
                                       Gtd. Capital Securities, 8.207%, 2027..........          15,000,000 (a)       14,975,670
                                     American General Institutional Capital B,
                                       Gtd. Capital Securities, Ser. B, 8 1/8%, 2046            10,000,000 (a)        9,687,500
                                     NAC Re,
                                       Notes, 8%, 1999......................                     5,000,000            5,106,700
                                     Orion Capital,
                                       Sr. Notes, 9 1/8%, 2002..............                     5,000,000            5,378,205
                                                                                                                        _______
                                                                                                                     35,148,075
                                                                                                                        _______
  Oil and Gas_3.1%                   Halliburton,
                                       Notes, 6 3/4%, 2007..................                    18,000,000 (d)       17,448,102
                                     Maxus Energy,
                                       Sinking Fund Deb., 11 1/4%, 2013.....                       184,000              189,520
                                                                                                                        _______
                                                                                                                     17,637,622
                                                                                                                        _______
  Real Estate_.9%                    United Dominion Realty Trust,
                                       Notes, 7 1/4%, 2007..................                     5,000,000            4,876,545
                                                                                                                        _______
  Residential Mortgage_1.1%          Collateralized Mortgage Obligation Trust 9,
                                       Cl. C (Collateralized by
                                       GNMA Pass-Through Ctfs.),
                                       7 3/4%, 2012.........................                       336,480              339,354
                                     DLJ Acceptance Trust 1,
                                       Collateralized Mortgage Obligation,
                                       Ser. 1989-1, Cl. 1-F (Collateralized by
                                       GNMA Pass-Through Ctfs. and the
                                       Collateral Proceeds Account), 11%, 2019                     208,884              218,865
                                     FHA Project Loan Ctfs., Ser. Pool No. 6
                                       (Reilly Mortgage Group), 7.43%, 2022.                     6,010,460            5,938,148
                                                                                                                        _______
                                                                                                                      6,496,367
                                                                                                                        _______
  Utilities/Electric_.9%             National Rural Utilities Cooperative Finance,
                                       Collateral Trust Bonds, 7.30%, 2006..                     5,000,000            4,983,270
                                                                                                                        _______
  Utilities/Telephone_4.9%           BellSouth Capital Funding,
                                       Deb., 6.04%, 2001....................                    12,000,000 (e)       11,688,840
                                     Wisconsin Bell,
                                       Deb., 6.35%, 2006....................                    17,000,000 (f)       16,140,106
                                                                                                                        _______
                                                                                                                     27,828,946
                                                                                                                        _______

DREYFUS A BONDS PLUS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                              MARCH 31, 1997
                                                                                                  Principal
Bonds and Notes (continued)                                                                         Amount               Value
                                                                                                   _______              _______
  U.S. Government Agency/
    Mortgage Backed_17.8%            Government National Mortgage Association I:
                                       7%, 6/15/2008.........................             $       162,448      $       161,281
                                       7 1/2%, 5/15/2027.....................                   54,000,000 (g)       52,987,500
                                       9 1/2%, 11/15/2017....................                    9,221,662            9,950,727
                                       Project Loan,
                                         7 1/2%, 12/15/2029..................                    4,679,678            4,577,287
                                     Government National Mortgage Association REMIC Trust,
                                       Gtd. REMIC Pass-Through Securities:
                                         Ser. 1997-2, Cl. K, 7 1/2%, 1/20/2024...               11,259,000           10,840,053
                                         Ser. 1997-4, Cl. G, 7 1/2%, 11/16/2024..               11,500,000           11,001,015
                                     Student Loan Marketing Association,
                                       Consumer Price Index-Indexed Notes, 2.90%, 2000          12,500,000 (b)       12,368,875
                                                                                                                        _______
                                                                                                                    101,886,738
                                                                                                                        _______
  U.S. Government_4.3%               U.S. Treasury Notes,
                                       6 1/4%, 3/31/1999........................                25,000,000           24,803,750
                                                                                                                        _______
                                     TOTAL BONDS AND NOTES
                                       (cost $564,635,102)..................                                       $552,787,999
                                                                                                                        =======
Short-Term Investments_6.6%
                                 U.S. Government Agency;  Federal Home Loan Banks,
                                       6.45%, 4/1/1997
                                       (cost $37,765,000)...................                 $  37,765,000        $  37,765,000
                                                                                                                        =======
TOTAL INVESTMENTS (cost $602,400,102).......................................                        103.3%         $590,552,999
                                                                                                      ====              =======
LIABILITIES, LESS CASH AND RECEIVABLES......................................                         (3.3%)       $ (18,972,720)
                                                                                                      ====              =======
NET ASSETS..................................................................                        100.0%         $571,580,279
                                                                                                      ====              =======


Notes to Statement of Investments:
    (a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1997, these securities amounted to $143,874,963 or 25.2% of net assets.
    (b) Variable rate security-base interest rate shown-adjustment to interest rate linked to the Consumer Price Index.
    (c) Variable rate security-interest rate subject to periodic change.
    (d) Reflects date security can be redeemed at holders' option; the stated maturity date is 2/1/2027.
    (e) Reflects date security can be redeemed at holder's option; the stated maturity date is 11/15/2026.
    (f) Reflects date security can be redeemed at holders' option; the stated maturity date is 12/1/2026.
    (g) Purchased on a forward commitment basis.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS A BONDS PLUS, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                              MARCH 31, 1997
                                                                                                       Cost             Value
                                                                                                     --------          --------
ASSETS:                          Investments in securities_See Statement of Investments          $602,400,102      $590,552,999
                                 Cash.......................................                                          1,906,292
                                 Receivable for investment securities sold..                                         52,913,904
                                 Interest receivable........................                                          5,868,712
                                 Receivable for shares of Common Stock subscribed                                       208,205
                                 Prepaid expenses and other assets..........                                             53,930
                                                                                                                       --------
                                                                                                                    651,504,042
                                                                                                                       --------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          420,124
                                 Payable for investment securities purchased                                         77,167,774
                                 Payable for shares of Common Stock redeemed                                          2,208,646
                                 Interest payable...........................                                              2,046
                                 Accrued expenses...........................                                            125,173
                                                                                                                       --------
                                                                                                                     79,923,763
                                                                                                                       --------
NET ASSETS..................................................................                                       $571,580,279
                                                                                                                       ========
REPRESENTED BY:                  Paid-in capital............................                                       $573,818,789
                                 Accumulated undistributed investment income_net                                      6,127,083
                                 Accumulated net realized gain (loss) on investments                                  3,481,510
                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments_Note 4....................                                        (11,847,103)
                                                                                                                       --------
NET ASSETS..................................................................                                       $571,580,279
                                                                                                                       ========
SHARES OUTSTANDING
(100 million shares of $.01 par value Common Stock authorized)..............                                         40,439,539
NET ASSET VALUE, offering and redemption price per share....................                                             $14.13
                                                                                                                       ========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS A BONDS PLUS, INC.
STATEMENT OF OPERATIONS                                                                             YEAR ENDED MARCH 31, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                         $ 42,280,458
EXPENSES:                        Management fee_Note 3(a)...................                  $   3,885,766
                                 Shareholder servicing costs_Note 3(b)......                      1,545,986
                                 Custodian fees_Note 3(b)...................                         61,454
                                 Directors' fees and expenses_Note 3(c).....                         56,782
                                 Professional fees..........................                         53,450
                                 Registration fees..........................                         51,179
                                 Prospectus and shareholders' reports.......                         27,376
                                 Interest_Note 2............................                         23,686
                                 Miscellaneous..............................                          8,436
                                                                                                    _______
                                       Total Expenses.......................                                            5,714,115
                                                                                                                          _______
INVESTMENT INCOME_NET.......................................................                                           36,566,343
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                  $   8,631,964
                                 Net unrealized appreciation (depreciation) on investments      (22,130,009)
                                                                                                    _______
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                          (13,498,045)
                                                                                                                          _______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $ 23,068,298
                                                                                                                          =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS A BONDS PLUS, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                         Year Ended            Year Ended
                                                                                       March 31, 1997         March 31, 1996
                                                                                         ________                  ________
OPERATIONS:
    Investment income_net...................................................       $   36,566,343                $   36,916,840
    Net realized gain (loss) on investments.................................            8,631,964                    18,686,437
    Net unrealized appreciation (depreciation) on investments...............          (22,130,009)                    9,773,168
                                                                                         --------                      --------
      Net Increase (Decrease) in Net Assets Resulting from Operations.......           23,068,298                    65,376,445
                                                                                         --------                      --------
NET EQUALIZATION CREDITS (DEBITS)_Note 1(e).................................             (142,308)                      164,551
                                                                                         --------                      --------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net...................................................          (36,573,464)                  (37,132,047)
                                                                                         --------                      --------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................          188,296,554                   194,660,390
    Dividends reinvested....................................................           31,341,242                    31,821,743
    Cost of shares redeemed.................................................         (232,961,296)                 (195,480,199)
                                                                                         --------                      --------
      Increase (Decrease) in Net Assets from Capital Stock Transactions.....          (13,323,500)                   31,001,934
                                                                                         --------                      --------
          Total Increase (Decrease) in Net Assets...........................          (26,970,974)                   59,410,883
NET ASSETS:
    Beginning of Period.....................................................          598,551,253                   539,140,370
                                                                                         --------                      --------
    End of Period...........................................................        $ 571,580,279                 $ 598,551,253
                                                                                         ========                      ========
Undistributed investment income_net.........................................        $   6,127,083                 $   6,276,512
                                                                                         --------                      --------
                                                                                          Shares                        Shares
                                                                                         --------                      --------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................           13,245,473                    13,495,937
    Shares issued for dividends reinvested..................................            2,202,148                     2,215,494
    Shares redeemed.........................................................          (16,381,726)                  (13,549,784)
                                                                                         --------                      --------
      Net Increase (Decrease) in Shares Outstanding.........................             (934,105)                    2,161,647
                                                                                         ========                      ========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS A BONDS PLUS, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                 Year Ended March 31,
                                                             ______________________________________________________________
PER SHARE DATA:                                                  1997        1996        1995        1994        1993
                                                                 ----        ----        ----        ----        ----
    Net asset value, beginning of period.........              $14.47      $13.75      $14.38      $15.43      $14.35
                                                                 ----        ----        ----        ----        ----
    Investment Operations:
    Investment income_net........................                 .88         .92         .94         .98        1.05
    Net realized and unrealized gain (loss)
      on investments.............................                (.34)        .73        (.56)       (.46)       1.29
                                                                 ----        ----        ----        ----        ----
    Total from Investment Operations.............                 .54        1.65         .38         .52        2.34
                                                                 ----        ----        ----        ----        ----
    Distributions:
    Dividends from investment income_net.........                (.88)       (.93)       (.94)       (.99)      (1.05)
    Dividends from net realized gain on investments                --          --        (.07)       (.58)       (.21)
                                                                 ----        ----        ----        ----        ----
    Total Distributions..........................                (.88)       (.93)      (1.01)      (1.57)      (1.26)
                                                                 ----        ----        ----        ----        ----
    Net asset value, end of period...............              $14.13      $14.47      $13.75      $14.38      $15.43
                                                                 ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN..........................                3.88%      12.12%       3.01%       3.09%      17.09%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .96%        .93%        .99%        .90%        .93%
    Ratio of net investment income
      to average net assets......................                6.12%       6.32%       6.89%       6.30%       7.07%
    Portfolio Turnover Rate......................              415.69%     165.50%     172.60%      93.67%      81.15%
    Net Assets, end of period (000's omitted)....            $571,580   $ 598,551   $ 539,140   $ 593,615   $ 574,431

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS A BONDS PLUS, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus A Bonds Plus, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Short-term investments are carried at amortized cost, which approximates value.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

    On March 31, 1997, the Board of Directors declared a cash dividend of $.075 per share from undistributed investment income-net, payable on April 1, 1997 (ex-dividend date), to shareholders of record as of the close of business on March 31, 1997.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    (e) Equalization: The Fund follows the accounting practice known as "equalization" by which a portion of the amounts received on issuances and the amounts paid on redemptions of Fund shares (equivalent, on a per share basis, to the amount of distributable investment income-net on the date of the transaction) is allocated to undistributed investment income-net so that undistributed investment income-net per share is unaffected by Fund shares issued or redeemed.

DREYFUS A BONDS PLUS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2_BANK LINE OF CREDIT:
    The Fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. At March 31, 1997, the Fund had no outstanding borrowings under either line of credit.
    The average daily amount of borrowings outstanding under both arrangements during the period ended March 31, 1997 was approximately $422,000, with a related weighted average annualized interest rate of 5.61%. The maximum amount borrowed at any time during the period ended March 31, 1997 was $9,550,000.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, interest on borrowings, brokerage commissions and extraordinary expenses, exceed 1 1/2% of the value of the Fund's average net assets, the Fund may deduct from the payments to be made to the Manager, or the Manager will bear, the amount of such excess expenses. There was no expense reimbursement for the period ended March 31, 1997.
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 1997, the Fund was charged an aggregate of $1,007,283 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $277,997 during the period ended March 31, 1997.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended March 31, 1997, $55,807 was charged by Mellon pursuant to the custody agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended March 31, 1997, amounted to $2,478,012,721 and $2,449,750,034, respectively.
    At March 31, 1997, accumulated net unrealized depreciation on investments was $11,847,103, consisting of $1,711,347 gross unrealized appreciation and $13,558,450 gross unrealized depreciation.
    At March 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS A BONDS PLUS, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
Dreyfus A Bonds Plus, Inc.
    We have audited the accompanying statement of assets and liabilities of Dreyfus A Bonds Plus, Inc., including the statement of investments, as of March 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of March 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus A Bonds Plus, Inc. at March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [ERNST & YOUNG LLP signature logo]

New York, New York
May 6, 1997


[Dreyfus lion "d" logo]
Registration Mark
DREYFUS A BONDS PLUS, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                            084AR973
[Dreyfus logo]
Registration Mark
A Bonds Plus
Annual Report
March 31, 1997